QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 1, 2005): March 7, 2005

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14829 (Commission File Number)	84-0178360 (IRS Employer Identification No.)

1555 Notre Dame Street East Montréal, Québec, Canada, H2L 2R5	311 10th Street Golden, Colorado 80401
(Address of principal executive offices, including Zip Code)

(303) 279-6565
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Entry into New Credit Agreement

        On March 2, 2005, Molson Coors Brewing Company (the "Company") entered into a Credit Agreement dated as of March 2, 2005 (the "Credit Agreement") with Coors Brewing Company, Molson Canada 2005, Molson Inc., Molson Coors Canada Inc. and Coors Brewers Limited, each a subsidiary of the Company (collectively the "Subsidiary Borrowers"); the Lenders party thereto; Wachovia Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender (the "Administrative Agent"); and Bank of Montreal, as Canadian Administrative Agent, Issuing Bank and Swingline Lender (the "Canadian Administrative Agent"). The Credit Agreement provides for a five-year revolving credit facility of U.S.$1,400,000,000. The obligations under the Credit Agreement are general unsecured obligations of the Company. The descriptions of the Credit Agreement and the Subsidiary Guarantee (defined below), included in Item 2.03 of this Current Report on Form 8-K, are incorporated by reference into this Item 1.01.

        Molson Inc. borrowed Cdn.$621 million (approximately U.S.$500,921,215) under the Credit Agreement to refinance certain indebtedness incurred in connection with the Special Dividend (as defined therein).

        The Company intends to use any other proceeds from borrowings, from time to time, under the Credit Agreement for general corporate purposes of the Company and its subsidiaries.

Amendment of Credit Agreement dated as of February 17, 2005

        On March 1, 2005, the Company entered into Amendment No. 1 (the "Amendment") to the Credit Agreement dated as of February 17, 2005, with Coors Brewing Company, Molson Canada 2005, Molson Inc., and Molson Coors Capital Finance ULC, each a subsidiary of the Company; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Administrative Agent; and JPMorganChase Bank, N.A., Toronto Branch, as Canadian Administrative Agent (the "Bridge Credit Agreement"). The Amendment provides for a permanent reduction of the commitments under the credit facility provided by the Bridge Credit Agreement by an amount of U.S.$300,000,000. The Bridge Credit Agreement was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2005.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        As discussed above, on March 2, 2005, the Company and the Subsidiary Borrowers entered into the Credit Agreement which provides for a revolving credit facility in the maximum principal amount of U.S.$1,400,000,000. Unless terminated earlier, the Credit Agreement will mature on March 2, 2010, and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, if any, will be payable in full upon such date.

        Loans under the Credit Agreement will, at the Company's option, bear interest at a rate for (a) U.S. dollar denominated loans, based on either (i) the greater of the U.S. prime rate or the federal funds rate plus 0.5% or (ii) LIBOR; (b) for Canadian dollar denominated loans, based on (i) the greater of the Canadian prime rate or the CDOR Rate (as defined in the Credit Agreement) plus 0.5%, or (ii) LIBOR; (c) for Canadian dollar denominated bills of exchange, based on the applicable rate (which is based upon credit agency ratings, applicable on such date to index debt and the principal amount outstanding under this facility); and (d) for Sterling or Euro denominated loans, based on LIBOR.

        Letters of credit under the Credit Agreement will be issued by either the Administrative Agent, the Canadian Administrative Agent, or such other lender as agreed to by the parties. Swingline loans are available to the Company and the Subsidiary Borrowers for short-term borrowings in an aggregate amount of up to U.S.$150,000,000 outstanding at any time.

        The Credit Agreement contains covenants, including, among other things, covenants that restrict the ability of the Company and its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, or engage in mergers or consolidations. The Credit Agreement also requires the Company to maintain a maximum leverage ratio of 3.50 to 1.00.

        If an event of default under the Credit Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

        In connection with the Credit Agreement, (i) Coors Brewing Company, Coors Intercontinental, Inc., Coors Brewing Company International, Inc., Coors Worldwide, Inc., Coors Distributing Company, Coors Global Properties, Inc. and Coors International Market Development, L.L.L.P. agreed to guarantee, in the form of a Subsidiary Guarantee Agreement (the "Subsidiary Guarantee"), jointly and severally, the payment when and as due of the obligations of the Company and the Subsidiary Borrowers under the Credit Agreement, (ii) Molson Coors Capital Finance ULC agreed to guarantee, jointly and severally with the other guarantors, the payment when and as due of the obligations of the Company under the Credit Agreement, (iii) Molson Inc., Molson Canada 2005 and Molson Coors Canada Inc. agreed to guarantee, jointly and severally with the other guarantors, the payment when and as due of the obligations of each Canadian Borrowing Subsidiary (as defined therein) under the Credit Agreement, and (iv) Coors Brewers Limited, Coors Holdings Limited and Golden Acquisition Limited agreed to guarantee, jointly and severally with the other guarantors, the payment when and as due of the obligations of each UK Borrowing Subsidiary (as defined therein) under the Credit Agreement.

        The descriptions of the Credit Agreement, the Subsidiary Guarantee, and the Amendment are qualified in their entirety by reference to the Credit Agreement, the Subsidiary Guarantee, and the Amendment which are filed as Exhibits 99.1, 99.2 and 99.3, respectively, hereto.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Credit Agreement, dated March 2, 2005, among Molson Coors Brewing Company, Coors Brewing Company, Molson Canada 2005, Molson Inc., Molson Coors Canada Inc. and Coors Brewers Limited; the Lenders party thereto; Wachovia Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender; and Bank of Montreal, as Canadian Administrative Agent, Issuing Bank and Swingline Lender.
99.2
Subsidiary Guarantee Agreement, dated as of March 2, 2005, among Molson Coors Brewing Company, Coors Brewing Company, Molson Canada 2005, Molson Inc. Molson Coors Canada Inc. and Coors Brewers Limited, each subsidiary of the Company listed on Schedule I thereto and Wachovia Bank, National Association, as Administrative Agent, on behalf of the Lenders under the Credit Agreement referred to above.
99.3
Amendment No. 1, dated March 1, 2005, to the Credit Agreement dated as of February 17, 2005 among, Molson Coors Brewing Company, Coors Brewing Company, Molson Canada 2005, Molson Inc., and Molson Coors Capital Finance ULC; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Administrative Agent; and JPMorganChase Bank, N.A., Toronto Branch, as Canadian Administrative Agent.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
Date: March 7, 2005
/s/ MICHAEL J. GANNON Name: Michael J. Gannon Title: Treasurer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Credit Agreement, dated March 2, 2005, among Molson Coors Brewing Company, Coors Brewing Company, Molson Canada 2005, Molson Inc., Molson Coors Canada Inc. and Coors Brewers Limited; the Lenders party thereto; Wachovia Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender; and Bank of Montreal, as Canadian Administrative Agent, Issuing Bank and Swingline Lender.
99.2
Subsidiary Guarantee Agreement, dated as of March 2, 2005, among Molson Coors Brewing Company, Coors Brewing Company, Molson Canada 2005, Molson Inc. Molson Coors Canada Inc. and Coors Brewers Limited, each subsidiary of the Company listed on Schedule I thereto and Wachovia Bank, National Association, as Administrative Agent, on behalf of the Lenders under the Credit Agreement referred to above.
99.3
Amendment No. 1, dated March 1, 2005, to the Credit Agreement dated as of February 17, 2005 among, Molson Coors Brewing Company, Coors Brewing Company, Molson Canada 2005, Molson Inc., and Molson Coors Capital Finance ULC; the Lenders party thereto; JPMorgan Chase Bank, N.A., as Administrative Agent; and JPMorganChase Bank, N.A., Toronto Branch, as Canadian Administrative Agent.

4

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 9.01. Exhibits.
SIGNATURES
EXHIBIT INDEX